Exhibit 10.1

RIVIERA INVESTMENTS, INC.
1138 Hartzell Street
Pacific Palisades, CA  90272

December 16, 2008

Rubber Research Elastomerics, Inc.
4500 Main Street NE
Fridley, MN  55421

Attention: Mr. Dan Michael Wells, CFO and Secretary

Ladies and Gentlemen:

We refer to:

that certain letter loan agreement dated as of November 13, 2008 (the “Loan Agreement”; capitalized terms not defined herein being used herein as therein defined), between RUBBER RESEARCH ELASTOMERICS, INC., a Minnesota corporation (the “Borrower”) and RIVIERA INVESTMENTS, INC., a California corporation (the “Lender”); and

that certain Security Agreement dated as of December 1, 2008 (the “Security Agreement”) executed by the Borrower in favor of the Lender.

On the “Effective Date” (as defined below) of this letter amendment, the Lender hereby agrees with the Borrower to amend the Loan Agreement as follows:

the introductory paragraph of the Loan Agreement is hereby amended in its entirety to read as follows:

“RIVIERA INVESTMENTS, INC. a California corporation (the ‘Lender’) is pleased to advise RUBBER RESEARCH ELASTOMERICS, INC., a Minnesota corporation (the ‘Borrower’), that the Lender, subject to the terms hereof agrees to extend to the Borrower a loan (the ‘Loan’) in one or more disbursements in an aggregate amount not to exceed Four Hundred Thousand and No/100ths Dollars ($400,000.00) (the ‘Maximum Amount’), to be used to for the purposes described on Exhibit A attached hereto, subject to the following terms and conditions:”

RUBBER RESEARCH ELASTOMERICS, INC.
December 16, 2008

On the “Effective Date” (as defined below) of this letter amendment, the Lender hereby agrees with the Borrower to amend the Security Agreement as follows:

Recital A of the Security Agreement is hereby amended by replacing the occurrence of the phrase “dated of even date herewith” appearing therein with “dated as of November 13, 2008”;

the definition of “Lender Affiliate” appearing in Article I of the Security Agreement is hereby amended in its entirety to read as follows:

“‘Lender Affiliate’ shall mean any affiliate of the Lender which is party to a written agreement with Grantor providing for any extension of credit to Grantor; such term shall include, without limitation, Winston Salser, Ph.D.”

Section 3.8 of the Security Agreement is hereby amended by replacing the occurrence therein of the term “Revolving Credit Note” with the term “Note”;

the heading of Section 7.8 of the Security Agreement is hereby amended in its entirety to read as follows:

“7.8           Patents; Trademarks and Trade Secrets.”

the Security Agreement is hereby further amended by inserting the following new Section 8.10 immediately following Section 8.9:

“8.10                      Injunction to Enforce Confidentiality.  Lender shall have the right, at any time, to seek an injunction to enforce the confidentiality of any Trade Secret and Grantor waives any right to oppose any such action on the part of Lender.”

This letter amendment shall be effective as of the date first above stated on the date (the “Effective Date”) on which the Lender receives:

RUBBER RESEARCH ELASTOMERICS, INC.
December 16, 2008

a copy of this letter amendment, duly executed by the Borrower;

an amended and restated Demand Note in the form provided by the Lender (the “A&R Demand Note”) duly executed by the Borrower;

a Secretary’s Certificate, in the form provided by Lender, appropriately completed and duly executed by the Borrower; and

such other documents, instruments or certificates as the Lender may request.

By executing this letter amendment, the Borrower represents and warrants to the Lender that:

The execution, delivery and performance by the Borrower of the Loan Agreement, as amended through this letter amendment, the Security Agreement, as amended by this letter amendment, the A&R Demand Note and the other Loan Documents to which the Borrower is a party have been duly authorized by all necessary corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any governmental agency or authority or any approval or consent of any other person (including, without limitation, any member), do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrower’s articles of incorporation, bylaws or any agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrower or of any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of such  Borrower’s property pursuant to the provisions of any agreement applicable to the Borrower or any of its property;

The representations and warranties contained in Section 6 of the Loan Agreement are true and correct as of the date hereof as though made on that date after giving effect to this letter amendment, except that the representations and warranties set forth in Section 6(i) of the Loan Agreement to the financial statements of the Borrower shall be deemed a reference to the annual audited and interim internally-prepared financial statements of the Borrower, as the case may be, then most recently delivered to the Lender pursuant to 7(a) of the Loan Agreement;

The Loan Agreement, as amended by this letter amendment, the Security Agreement, as amended by this letter amendment, the A&R Demand Note and the other Loan Documents to which the Borrower is a party remain in full force and effect, are the legal, valid and binding obligations of the Borrower and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies;

RUBBER RESEARCH ELASTOMERICS, INC.
December 16, 2008

No events have taken place and no circumstances exist at the date hereof which would give the Borrower the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the obligations of the Borrower under the Loan Agreement or any other Loan Document; and (ii) the Borrower hereby releases and forever discharges the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which the Borrower ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of their relationship to the Borrower in connection with the Loan Documents and the transactions related thereto; and

After giving effect to this letter amendment, no Default or Event of Default exists.

By executing this letter amendment, the Borrower further agrees with the Lender that:

each reference in:

the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Loan Agreement, and each reference to the “Loan Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Loan Agreement in any other Loan Document shall mean and be a reference to the Loan Agreement as amended hereby;

the Security Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Loan Agreement, and each reference to the “Security Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Security Agreement in any other Loan Document shall mean and be a reference to the Security Agreement as amended hereby;

any Loan Document to “the Demand Note,” “thereunder,” “thereof,” “therein” or words of like import referring to the Demand Note shall include a reference to the A&R Demand Note executed and delivered by the Borrower pursuant to this letter amendment; and

RUBBER RESEARCH ELASTOMERICS, INC.
December 16, 2008

(b)           the execution, delivery and effectiveness of this letter amendment  shall not, except as expressly provided herein, operate as a waiver of any of our rights, powers or remedies under the Loan Agreement or any other Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any such Loan Document.

[signature page follows]

RUBBER RESEARCH ELASTOMERICS, INC.
December 16, 2008

By executing this letter amendment, the Borrower further agrees to pay to the Lender on demand all of our costs and expenses in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other documents to be delivered hereunder, including our reasonable attorneys’ fees and legal expenses.

Very truly yours,

RIVIERA INVESTMENTS, INC., a California corporation

By:	/s/ Winston A. Salser
Name:	Winston A. Salser
Its:	Chief Executive Officer

Accepted and agreed to as of December 16, 2008.

RUBBER RESEARCH ELASTOMERICS, INC., a Minnesota corporation

By:	/s/ Dan Michael Wells
Name:	Dan Michael Wells
Its:	CFO and Secretary

[Signature Page to Letter Amendment ]